Exhibit 10.9

FORM OF ENTRADE PRIVATE PLACEMENT NOTE

ENTRADE NOTE

$[Amount of Note]                                                                                                                                                                    ,

The undersigned (“Maker”), ENTRADE INC., a Pennsylvania corporation for value received, and intending to be legally bound hereby, promises to pay to the order of [Payee], (“Payee”), at [Payee’s Address], or at such other place or places as Payee may designate in writing, the principal sum of [Amount of Note] Dollars and __/100 ($                    ), plus interest from the date hereof on the unpaid principal amount from time to time outstanding hereunder, at ten percent (10%) per annum, with all principal and interest owed hereunder payable in full on January __, _____ (the “Initial Maturity Date”), unless extend by Maker for an additional one (1) year term, in which case all principal and interest owed hereunder shall be payable in full on January __, _____ (the “Extended Maturity Date”).

Interest shall be payable in arrears commencing on [First Quarterly Interest payment Date], and continuing on the                      (    ) day of [Second Quarterly Interest Payment Date] and the                      (    ) day of [Third Quarterly Interest Payment Date], with a final payment of all interest and principal due on the Initial Maturity Date, unless extended by Entrade as set forth below, in which case only interest shall be due on the Initial Maturity Date, and interest payments shall continue on the                      (    ) day of [Fifth Quarterly Interest Payment Date] and the                      (    ) day of [Sixth Quarterly Interest Payment Date] and the [Seventh Quarterly Interest Payment Date], with a final payment of all interest and principal due on the Extended Maturity Date. Interest shall be calculated based upon a year consisting of 365 days and charged for the actual number of days elapsed.

Entrade, in its sole and absolute discretion, may, by no less than thirty (30) days written notice to the Payee, elect to extend the Initial Maturity Date to the Extended Maturity date. Such written notice shall be delivered by US Mail, overnight courier, or other reliable means to the address at which payments are then being made to Payee hereunder, and shall be in such form as Maker reasonably determines will serve to notify Payee of such extension.

This Note may be prepaid by Maker at any time. In the event that Maker enters into a private placement or a public offering of its securities which yield to Maker gross proceeds of not less than Twenty Million Dollars and No/ 100 ($20,000,000), then notwithstanding anything to the contrary contained herein, the Payee shall have the right to demand prepayment of this Note, which amount shall be the outstanding principal balance of the Note, plus all interest accrued but unpaid up to the date of prepayment.

This Note is one of a series of Secured Promissory Notes under the terms of which each Payee shall receive a warrant which will allow the Payee to purchase common stock of the Maker equal to the face amount of the Note divided by ten (10) (the “Warrant”), and that certain Pledge Agreement dated even date herewith by and between Maker and [Name of Collateral Agent] (“Pledgee”) (the

“Pledge Agreement”), under the terms of which Maker has pledged, as pledgor, to Pledgee, as pledgee, for the benefit of each Payee one hundred percent (100%) of the issued and outstanding stock of Asset Liquidation Group, Inc., a Nevada corporation and Public Liquidation Systems, Inc., a Nevada corporation each doing business as Nationwide Auction Systems.

It is expressly agreed by Maker that time is of the essence hereof, and it shall be an “Event of Default” hereunder if:

(i) Maker shall fail to pay any amount of principal or interest due hereunder and such failure shall continue for seven (7) days after Payee notifies Maker thereof in writing; or

(ii) Maker is or becomes insolvent or generally fails to pay, or admits in writing its inability to pay, debts as they become due, or Maker applies for, consents to or acquiesces in the appointment of a trustee, receiver or other custodian for Maker or any of its property, or makes a general assignment for the benefit of creditors, or, in the absence of such application, consent or acquiescence, a trustee, receiver or other custodian is appointed for Maker or for a substantial part of Maker’s property and is not discharged within ninety (90) days, or any bankruptcy, reorganization, debt arrangement, or other case or proceeding under any bankruptcy or insolvency law is commenced in respect of Maker, and if such case or proceeding is not commenced in respect of Maker, it is consented to or acquiesced in by Maker or remains for ninety (90) days undismissed, or Maker takes any action to authorize, or in the furtherance of, any of the foregoing; or

(iii) There shall be an Event of Default pursuant to any other Note issued in conjunction with this Note, or any other document executed in conjunction therewith including but not limited to the Pledge Agreement.

Upon the occurrence and during the continuation of an Event of Default hereunder, the interest rate hereunder shall be increased to fifteen percent (15%) per annum and at the option of Payee, the entire unpaid principal balance hereunder, together with all accrued interest thereon, shall become immediately due and payable. In addition, Payee shall be entitled to exercise all rights of Payee hereunder and under applicable law, including the right to collect from Maker all sums due under this Note.

In addition to the other sums payable hereunder, Maker agrees to pay to the holder, within fifteen (15) days of demand, all reasonable attorneys’ fees and costs that may be incurred by the holder of this Note in enforcing any of the terms hereof after an Event of Default.

Except as otherwise provided in this Note, Maker hereby waives notice of non-payment, notice of dishonor, and protest of any dishonor, and agrees that its liabilities shall be unconditional without regard to the liability of any other party and shall not in any manner be affected by any indulgence, extension of time, renewal, waiver or modification granted or consented to by the holder hereof. Further, Maker consents to any and all extensions of time, renewals, waivers, or modifications that may be granted by the holder hereof with respect to the payment or other provisions of this Note, and agrees that additional makers, endorsers, guarantors or sureties may become parties hereto without notice to Maker and without affecting its liability hereunder.

The holder hereof shall not by any act of omission or commission be deemed to waive any of its right or remedies hereunder unless such waiver is in writing and signed by the holder hereof, and then only to the extent specifically set forth therein. The waiver of any event shall not be construed as a waiver of any other right or remedy, nor shall any single or partial exercise of any right or remedy preclude any other or further exercise thereof or of any other right or remedy.

Whenever possible, each provision of this Note shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Note is deemed to be invalid or unenforceable under such law, such provision shall be ineffective only to the extent of such invalidity or unenforceability without affecting the validity or enforceability of any other provision of this Note.

Maker (and the undersigned representative of Maker, if any) represents that Maker has full power and authority and legal right to execute and deliver this Note and this Note shall be binding on Maker and its respective successors and assigns.

This Note shall be governed by and construed according to the internal laws of the State of Illinois without regard to principals of conflicts of law.

IN WITNESS WHEREOF, Maker has duly executed this Secured Promissory Note as of the date first above written.

ENTRADE INC.

By:
President

FORM OF ENTRADE BONUS NOTE

ARTRA PARTICIPATION NOTE

$[Amount of Note]                                                                                                                                        January             ,

The undersigned (“Maker”), ENTRADE INC., a Pennsylvania corporation for value received, and intending to be legally bound hereby, promises to pay to the order of [Payee], (“Payee”), at [Payee’s Address], or at such other place or places as Payee may designate in writing, the principal sum of [Amount of Note] Dollars and __/100 ($                    ), without interest, with all principal owed hereunder payable in full on January __, 200_ (the “Maturity Date”).

This Note may be prepaid by Maker at any time. In the event that Maker enters into a private placement or a public offering of its securities which yield to Maker gross proceeds of not less than Twenty Million Dollars and No/ 100 ($20,000,000), then notwithstanding anything to the contrary contained herein, the Payee shall have the right to demand prepayment of this Note, which amount shall be the outstanding principal balance of the Note, plus all interest accrued but unpaid up to the date of prepayment.

This Note is one of a series of Secured Promissory Notes under the terms of which each Payee shall receive a warrant which will allow the Payee to purchase common stock of the Maker equal to the face amount of the Note divided by ten (10) (the “Warrant”), and that certain Pledge Agreement dated even date herewith by and between Maker and [Name of Collateral Agent] (“Pledgee”) (the “Pledge Agreement”), under the terms of which Maker has pledged, as pledgor, to Pledgee, as pledgee, for the benefit of each Payee one hundred percent (100%) of the issued and outstanding stock of Asset Liquidation Group, Inc., a Nevada corporation and Public Liquidation Systems, Inc., a Nevada corporation each doing business as Nationwide Auction Systems.

It is expressly agreed by Maker that time is of the essence hereof, and it shall be an “Event of Default” hereunder if:

(i) Maker shall fail to pay any amount of principal due hereunder and such failure shall continue for seven (7) days after Payee notifies Maker thereof in writing; or

(ii) Maker is or becomes insolvent or generally fails to pay, or admits in writing its inability to pay, debts as they become due, or Maker applies for, consents to or acquiesces in the appointment of a trustee, receiver or other custodian for Maker or any of its property, or makes a general assignment for the benefit of creditors, or, in the absence of such application, consent or acquiescence, a trustee, receiver or other custodian is appointed for Maker or for a substantial part of Maker’s property and is not discharged within ninety (90) days, or any bankruptcy, reorganization, debt arrangement, or other case or proceeding under any bankruptcy or insolvency law is commenced in respect of Maker, and if such case or proceeding is not commenced in respect of Maker, it is consented to or acquiesced in by Maker or remains for ninety (90) days undismissed, or Maker takes any action to authorize, or in the furtherance of, any of the foregoing; or

(iii) There shall be an Event of Default pursuant to any other Note issued in conjunction with this Note, or any other document executed in conjunction therewith including but not limited to the Pledge Agreement.

Upon the occurrence and during the continuation of an Event of Default hereunder, Payee shall be entitled to exercise all rights of Payee hereunder and under applicable law, including the right to collect from Maker all sums due under this Note.

In addition to the other sums payable hereunder, Maker agrees to pay to the holder, within fifteen (15) days of demand, all reasonable attorneys’ fees and costs that may be incurred by the holder of this Note in enforcing any of the terms hereof after an Event of Default.

Except as otherwise provided in this Note, Maker hereby waives notice of non-payment, notice of dishonor, and protest of any dishonor, and agrees that its liabilities shall be unconditional without regard to the liability of any other party and shall not in any manner be affected by any indulgence, extension of time, renewal, waiver or modification granted or consented to by the holder hereof. Further, Maker consents to any and all extensions of time, renewals, waivers, or modifications that may be granted by the holder hereof with respect to the payment or other provisions of this Note, and agrees that additional makers, endorsers, guarantors or sureties may become parties hereto without notice to Maker and without affecting its liability hereunder.

The holder hereof shall not by any act of omission or commission be deemed to waive any of its right or remedies hereunder unless such waiver is in writing and signed by the holder hereof, and then only to the extent specifically set forth therein. The waiver of any event shall not be construed as a waiver of any other right or remedy, nor shall any single or partial exercise of any right or remedy preclude any other or further exercise thereof or of any other right or remedy.

Whenever possible, each provision of this Note shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Note is deemed to be invalid or unenforceable under such law, such provision shall be ineffective only to the extent of such invalidity or unenforceability without affecting the validity or enforceability of any other provision of this Note.

Maker (and the undersigned representative of Maker, if any) represents that Maker has full power and authority and legal right to execute and deliver this Note and this Note shall be binding on Maker and its respective successors and assigns.

This Note shall be governed by and construed according to the internal laws of the State of Illinois without regard to principals of conflicts of law.

IN WITNESS WHEREOF, Maker has duly executed this Secured Promissory Note as of the date first above written.

ENTRADE INC.

By:
President